Exhibit 10.6.2

SECOND AMENDMENT TO REVOLVING CREDIT FACILITY

THIS SECOND AMENDMENT, dated as of                  , 2003 (this “Amendment”), to the REVOLVING CREDIT FACILITY, dated as of January 14, 2003 and amended as of February 5, 2003 (the “Agreement”), between NORTHWEST AIRLINES, INC., a Minnesota corporation (“Northwest”), and Pinnacle Airlines, Inc., a Georgia corporation (“Pinnacle”);

W I T N E S S E T H:

WHEREAS, Northwest and Pinnacle are parties to the Agreement; and

WHEREAS, Pinnacle has requested that the Agreement be amended as set forth herein;

NOW THEREFORE, in consideration of the premises and the mutual covenants hereinafter set forth, the parties hereto hereby agree as follows:

SECTION 1.  Defined Terms.  Terms defined in the Agreement and used herein shall have the meanings given to them in the Agreement.

SECTION 2.  Amendment to Section 1.  Section 1(a) of the Agreement is hereby amended and restated to read in its entirety as follows:

“(a)    December 31, 2004, provided that, in the event you are unable to arrange the Replacement Credit Facility on or prior to such date, such date may be extended by you on at least ten Business Days’ prior written notice from you to us furnished no earlier than December 10, 2004 to a date set forth in such notice and in no event later than December 31, 2005;”

SECTION 3.  Amendment to Section 14.  Section 14(j) of the Agreement is hereby deleted.

SECTION 4.  Amendment to Section 18.  The definition of “Airline Services Agreement” in Section 18 of the Agreement is hereby amended to read in its entirety as set forth below:

“Airline Services Agreement” means that certain Airline Services Agreement, dated as of January 14, 2003, between you and us, as amended from time to time.

SECTION 5.  Amendment to Guaranty.  Article IV of the Guaranty is hereby amended to read in its entirety as set forth below:

ARTICLE IV

COVENANT

The Guarantor covenants and agrees that, so long as any portion of the Guaranteed Obligations shall remain unpaid or the Lender shall have any outstanding commitment to the Borrower under the Letter Agreement, the Guarantor will not engage in any business activity except as permitted by Section 2.15 of the Airline Services Agreement.

SECTION 6.  Effectiveness of this Amendment.

This Amendment shall become effective on the date on which Northwest shall have received counterparts of this Amendment duly executed and delivered by Pinnacle and Guarantor.

SECTION 7.  Miscellaneous.

(a)           Effect.  Except as expressly amended hereby, all of the representations, warranties, terms, covenants and conditions of the Agreement shall remain unamended and not waived and shall continue to be in full force and effect.

(b)           Counterparts.  This Amendment may be executed by one or more of the parties to this Amendment on any number of separate counterparts (including by telecopy transmission), and all of said counterparts taken together shall be deemed to constitute one and the same instrument.

(c)           Severability.  Any provision of this Amendment which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

(d)           Integration.  This Amendment represents the agreement of the parties with respect to the subject matter hereof, and there are no promises, undertakings, representations or warranties relative to the subject matter hereof not expressly set forth or referred to herein.

(e)           GOVERNING LAW.  THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES UNDER THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF MINNESOTA.

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their proper and duly authorized officers as of the day and year first above written.

NORTHWEST AIRLINES, INC.

By:
Name:
Title:

PINNACLE AIRLINES, INC.

By:
Name:
Title:

GUARANTOR CONSENT

The undersigned Guarantor hereby acknowledges receipt of a counterpart of the foregoing Second Amendment to Revolving Credit Facility, consents to all of the terms and provisions thereof and acknowledges and agrees that its Guaranty, dated as of January 14, 2003, in favor of Northwest shall remain in full force and effect after giving effect to the foregoing Second Amendment to Revolving Credit Facility.

PINNACLE AIRLINES CORP.

By:
Name:
Title:

3